Middleburg
Financial Corporation



Annual Meeting

May 2, 2012

Forward-Looking Statements

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission.



Agenda

- MFC 2011 Review
- 2012 Opportunities



Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.



2011 Performance

Key Indicators



Net Income
Available to MFC Shareholders
$ in Millions
$10
$8
$6
$4
$2
$0
-$2
-$4
2006
2007
2008
2009
2010
2011



Loans
$ in Millions
$750
$700
$650
$600
$550
$500
2006
2007
2008
2009
2010
2011



Deposits
$ in Millions
$1,000
$900
$800
$700
$600
$500
2006
2007
2008
2009
2010
2011



Net Interest Margin
4.00%
3.75%
3.50%
3.25%
2006
2007
2008
2009
2010
2011

Key Indicators



Assets
$ in Millions
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
2006
2007
2008
2009
2010
2011



Households
16,500
16,000
15,500
15,000
14,500
14,000
13,500
2006
2007
2008
2009
2010
2011



MIG – Assets under Management
$ in Millions
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
2006
2007
2008
2009
2010
2011



Southern Trust Mortgage – Volume
$ in Millions
$1,100
$1,000
$900
$800
$700
$600
$500
2006
2007
2008
2009
2010
2011

Well Capitalized


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.8%
4.0%
4.8%
13.5%
4.0%
9.5%
14.7%
8.0%
6.7%
8.4%
Tier 1 Leverage Ratio
Tier 1 Risk Based Capital Ratio
Total Risk Based Capital Ratio
Tang Common / Tang Assets
MFC
FED
Exceeds

Q1 2012 Results

- Net income of $1.6 million ($0.23 per diluted share) vs. $1.2 million ($0.18 per diluted share) in Q1 2011
- Net interest margin of 3.69% vs.3.80% in Q1 2011
- Total revenue of $15.7 million, up 21.8% vs. Q1 2011
- Loan growth of 1.6% for the quarter
- Total assets of $1.2 billion, an increase of 1.0% over year end 2011
- Deposits increased by $21.9 million or 2.3% since year end 2011
- Provision for loan losses increased by 74.4% vs. Q1 2011
- Capital ratios remain strong as of March 31, 2012
  - Tangible Common Equity Ratio of 8.5%
  - Total Risk-Based Capital Ratio of 14.83%
  - Tier 1 Risk-Based Capital Ratio of 13.57%
  - Tier 1 Leverage Ratio of 8.89%

2012 Outlook

2012 Focus

Strengths

- Strong brand


Voted
Best of Loudoun

2012 Focus

Strengths

- Strong brand
- Located in good markets



2012 Focus

Strengths

- Strong brand
- Located in good markets
- Solid balance sheet



2012 Focus

Strengths

- Strong brand
- Located in good markets
- Solid balance sheet
- Committed, experienced people


T E A M
W O R K

2012 Focus

- Regional Boards help connect us to the community
  - Channing M. Hall, III, Esq. – Williamsburg



2012 Focus

- Regional Boards help connect us to the community
  - G. Robert Lee – Middleburg/Fauquier



2012 Focus

- Regional Boards help connect us to the community
  - James J. Stakem – Northern Virginia



2012 Focus

Opportunities

- Manage problem loans



Non-Performing Assets ($000)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
8,257
12,211
9,394
7,825
22,247
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Non Accrual Loans
Other Real Estate Owned
90+ Days Delinquent
TDR's

2012 Focus

Opportunities

- Manage problem loans
- Improve productivity

2012 Focus

Opportunities

- Manage problem loans
- Improve productivity
- Grow revenue

2012 Focus

Opened Richmond FSC late 2011

- Expansion led by Andy McLean
- New FSC is already generating significant loan volume
- Consider additional market expansion as opportunities arise



Recognition

- James R. Treptow



Summary

Well positioned for improved performance:

- Located in a region that was relatively insulated from the worst of the recession and which should emerge faster and stronger;
- Have a diversified business model that meets the financial needs of clients at every stage of their life;
- Have a renewed focus on growing revenue by attracting new clients and expanding existing relationships;
- Have implemented procedures and process enhancements that are improving operational efficiency;
- Have a proven and motivated management team that is committed to the continued success of the organization.



Middleburg Financial Corporation



Annual Meeting

May 2, 2012

Questions?



Recognition

- Reggie Dawson



Middleburg
Financial Corporation

